Investments in Unconsolidated Real Estate Partnerships	12 Months Ended
Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Investments in Unconsolidated Real Estate Partnerships
Investments in Unconsolidated Real Estate Partnerships
We owned general and limited partner interests in unconsolidated real estate partnerships that owned approximately 22, 123 and 173 properties at December 31, 2012, 2011 and 2010, respectively. We acquired these interests through various transactions, including large portfolio acquisitions and offers to individual limited partners. At December 31, 2012, our ownership interests in these unconsolidated real estate partnerships ranged from 5% to 67%.
The following table provides selected combined financial information for the unconsolidated real estate partnerships in which we had investments accounted for under the equity method as of and for the years ended December 31, 2012, 2011 and 2010 (in thousands):

	2012	2011	2010
Real estate, net of accumulated depreciation	$107,419	$429,780	$624,913
Total assets	114,658	472,904	676,373
Non-recourse property debt and other notes payable	122,019	321,236	494,967
Total liabilities	132,767	455,591	726,480
Partners’ (deficit) capital	(18,109)	17,313	(50,107)
Rental and other property revenues	72,636	114,974	145,598
Property operating expenses	(49,331)	(75,934)	(93,521)
Depreciation expense	(18,388)	(26,323)	(36,650)
Interest expense	(21,354)	(27,108)	(40,433)
(Impairment losses)/Gain on sale, net	(4,140)	22,598	(29,316)
Net (loss) income	(21,108)	6,773	(58,274)

The decrease in the number of unconsolidated properties from 2011 to 2012 is primarily attributed to the sale in December 2012 of our legacy asset management business, as further discussed in Note 3. Based on the timing of the sale, the results of operations of the unconsolidated properties in this portfolio are included in the table above. The decrease in the number of unconsolidated properties from 2010 to 2011 and the related effect on the selected combined financial information presented is primarily attributed to the sale of our interests in the partnerships owning these properties or the partnerships’ sale of the underlying properties followed by partnership liquidations during these periods. The decrease from 2010 to 2011 was partially offset by our investment during 2011 in unconsolidated entities that own properties in La Jolla, California. A significant portion of the selected combined financial information as of December 31, 2011 and 2010 and for the years ended December 31, 2012, 2011 and 2010 related to investments in other unconsolidated real estate partnerships in which we generally held a nominal general partnership interest. Accordingly, substantially all of the assets and liabilities and results of operations related to these investment partnerships were attributed to the noncontrolling interests in such entities.
At the time we acquired certain of our investments in unconsolidated real estate partnerships, the cost of our investment generally exceeded the historical carrying amounts of the partnerships’ net assets. Additionally, our unconsolidated investment balances at 2011 included various investment partnerships (along with their investments in unconsolidated real estate partnerships) we consolidated at fair values that exceeded the historical carrying amounts of the underlying unconsolidated real estate partnerships’ net assets. At December 31, 2012 and 2011, our aggregate recorded investment in unconsolidated partnerships of $18.7 million and $47.8 million, respectively, exceeded our share of the underlying historical partners’ deficit of the partnerships by approximately $6.9 million and $46.5 million, respectively.